                                                                   EXHIBIT 10(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (Registration Nos. 333-102139 and 811-05301) of our report dated February 13, 2003 relating to the financial statements of AIG Life Insurance Company and our report dated April 8, 2003 relating to the financial statements of AIG Life Insurance Company Variable Account I, which appear in such Registration Statement. We also consent to the references to us under the heading "Independent Accountants" in such Registration Statement.


PricewaterhouseCoopers LLP


Houston, Texas
April 25, 2003